AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
SELECT RESERVE VARIABLE ANNUITY CONTRACTS
SUPPLEMENT DATED APRIL 22, 2010
TO CONTRACT PROSPECTUS,
AS SUPPLEMENTED

          American General Life Insurance Company (the "Company") is amending its Select Reserve variable annuity Contract (the "Contract") prospectus for the purpose of providing you with information regarding the liquidation of the Evergreen VA High Income Fund and Evergreen VA Diversified Income Builder Fund (collectively referred to as the "Funds"), both of which are series of the Evergreen Variable Annuity Funds (the "Trust").  The Funds are variable investment options available in your Contract.

          The Board of Trustees (the "Board") of the Trust approved the liquidation of the Funds on December 30, 2009.  The liquidations are expected to be effective on or after April 30, 2010 (the "Liquidation Date").  The Board approved the liquidations in the ordinary course of business after careful analysis of the prospects for long-term viability of these Funds and given their current projected asset sizes, the Board believed that liquidations of the Funds are the most appropriate action.

          In connection with the anticipated liquidations of the Funds, the Company would be required to pay you all of your Contract account value you have invested in either or both of the Funds.  The rules of the federal Internal Revenue Code would treat this distribution to you as a surrender of the Contract account value.  The surrender would be reportable to the Internal Revenue Service and may be taxable to you.  Therefore, in order to avoid the potential of current taxation, the Company will allocate the liquidation proceeds in the subaccounts supported by the Funds on the Liquidation Date to the VALIC Company I Money Market I Fund (the "VALIC Co. I Money Market Fund"), a variable investment option available in your Contract.  In addition, existing instructions or instructions received on or after the Liquidation Date for new premium allocations, transfers, dollar cost averaging or automatic rebalancing into or out either of the Funds, as applicable, will be automatically corrected to replace the Fund or Funds with the VALIC Co. I Money Market Fund.  You may, at any time thereafter, pursuant to the transfer provisions contained in your Contract, transfer the Contract account value out of the VALIC Co. I Money Market Fund to any other variable investment option available in your Contract.

          Please note that the Company must receive instructions from you to transfer your Contract account value out of the Funds prior to 3:00 p.m. Central Time ("CT") on the business day prior to the Liquidation Date if you do not wish to have the liquidation proceeds allocated to the VALIC Co. I Money Market Fund.  At any time before 3:00 p.m. CT on the business day prior to the Liquidation Date, you may transfer Contract account value in the Funds to any of the other variable investment options offered in your Contract.  Please review your fund prospectuses for information about the other variable investment options.  For additional fund prospectus copies, please contact our Administrative Center at the telephone number shown below.

          If the Company receives any instruction from you for a new purchase payment allocation, transfer, dollar cost averaging, or asset rebalancing (as applicable to your Contract) into or out of the Funds after 3:00 p.m. CT on the business day prior to the Liquidation Date, we will delay the entire transaction until after 3:00 p.m. CT on the Liquidation Date, when we will execute such transaction. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Liquidation Date.

          If you have Contract account value invested in either of the Funds, you may complete the enclosed service request form to give the Company instructions to transfer your Contract account value.  You can also call the Company's Administrative Center at the telephone number below.

          Neither our automatic transfer of the liquidated proceeds to the VALIC Co. I Money Market Fund, nor your transfer of assets out of the Funds prior to the liquidations or out of the VALIC Co. I Money Market Fund within 60 days after the Liquidation Date, will count against the free transfers that you are permitted to make in a Contract Year.

          For a period of time after the liquidations, the Company may provide you with confirmations, statements and other reports that contain the names of these formerly available Funds.

          Should you have any questions, you may contact our Variable Annuity Administrative Center at 1-800-813-5065.